UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits	1

Exhibit 23.1

Exhibit 99.1

Exhibit 99.2

(i)

On December 6, 2013, Ixia, a California corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition on December 5, 2013 of Net Optics, Inc. a California corporation ("Net Optics"). This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Net Optics, Inc. as of and for the year ended December 31, 2012, and the unaudited interim consolidated financial statements of Net Optics, Inc. as of September 30, 2013, and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Burr Pilger Mayer, Inc. Independent Certified Public Accountants for Net Optics, Inc.

99.1	Audited consolidated financial statements of Net Optics, Inc. as of and for the year ended December 31, 2012.

Unaudited interim condensed consolidated financial statements of Net Optics, Inc. as of September 30, 2013, and for the nine months ended September 30, 2013 and 2012.

99.2

Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013; and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: June 20, 2014	By:	/s/ Brent Novak
Brent Novak
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Burr Pilger Mayer, Inc. Independent Certified Public Accountants for Net Optics, Inc.

99.1	Audited consolidated financial statements of Net Optics, Inc. as of and for the year ended December 31, 2012.

Unaudited interim condensed consolidated financial statements of Net Optics, Inc. as of September 30, 2013, and for the nine months ended September 30, 2013 and 2012.

99.2

Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013; and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013.